UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015 (October 2, 2015)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 East Park Drive, Second Floor Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Facility Agreement, Notes and Guaranty

On October 2, 2015, AAC Holdings, Inc., a Nevada corporation (the “Company”), entered into a Facility Agreement (the “Facility Agreement”) with Deerfield Private Design Fund III, L.P. (“DPDF”), Deerfield Partners, L.P. (“DP”) and Deerfield International Master Fund, L.P. (“DIMF” and, together with DPDF and DP, “Deerfield”) providing for the sale by the Company to Deerfield of (i) $25.0 million of 2.5% subordinated convertible notes (the “Convertible Notes”) and (ii) up to $25.0 million of 12.0% senior subordinated notes (the “Acquisition Notes” and, together with the Convertible Notes, the “Notes”) upon the terms and conditions set forth in the Facility Agreement (collectively, the “Deerfield Financing”). On the date of the Facility Agreement, the Company issued $25.0 million of Convertible Notes to Deerfield (the “Initial Notes”), which Initial Notes mature on the sixth anniversary of the initial funding date and are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a conversion rate of $30.00 per share. The Initial Notes were sold in a private placement to Deerfield pursuant to an exemption for transactions by an issuer not involving a public offering under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of Deerfield in the Facility Agreement, including that Deerfield is an “accredited investor” within the meaning of Rule 501 of Regulation D. The Company plans to use the proceeds from the Initial Notes to fund its active acquisition strategy, complete its de novo pipeline and for other general corporate purposes. The Acquisition Notes may be issued by the Company through September 30, 2016 and, if issued, will mature on September 30, 2020. The Company may issue up to an additional $50.0 million of Convertible Notes pursuant to the Facility Agreement (the “Incremental Notes” and if issued, such Incremental Notes will be included in the terms “Convertible Notes” and “Notes”), subject to several terms and conditions, including future negotiations with Deerfield of certain terms of any such Incremental Notes such as, among others, the applicable conversion price, and consent of the lenders under the Credit Agreement (as hereinafter defined). In connection with the Facility Agreement and the Notes issued thereunder, all of the Company’s operating subsidiaries (each a “Guarantor” and, collectively, the “Guarantors”) entered into a Guaranty, dated as of October 2, 2015 (the “Guaranty”), whereby the Guarantors agreed to guarantee the obligations and liabilities of the Company under the Facility Agreement and the Notes.

The foregoing description of the Facility Agreement, Notes, Guaranty and the Deerfield Financing does not purport to be complete and is qualified in its entirety by reference to the Facility Agreement, the Form of Convertible Note, the Form of Acquisition Note and the Guaranty, a copy of each of which is filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

Registration Rights Agreement

In connection with the Facility Agreement, on October 2, 2015, the Company and Deerfield entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3, or such other form as required to effect a registration of the Common Stock issued or issuable upon conversion of or pursuant to the Convertible Notes (the “Registrable Securities”), covering the resale of the Registrable Securities and such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of or otherwise pursuant to the Convertible Notes to prevent dilution resulting from certain corporate actions. Such Registration Statement must be filed within 45 calendar days following the date of issuance of the Initial Notes. In the event the SEC does not permit all of the Registrable Securities to be included in the Registration Statement or if the Registrable Securities are not otherwise included in the Registration Statement filed pursuant to the Registration Rights Agreement, the Company has agreed to file an additional

Registration Statement by no later than the Additional Filing Deadline (as defined in the Registration Rights Agreement) covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act. The Registration Rights Agreement also provides for piggy-back registration, subject to the terms and conditions of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.5 and incorporated herein by reference.

Credit Agreement Amendment

On October 2, 2015, the Company entered into a Second Amendment to the Credit Agreement (the “Second Amendment”) amending the Credit Agreement dated as of March 9, 2015 (as amended or modified from time to time, the “Credit Agreement”), by and among the Company, certain of the Guarantors, the Lenders party thereto and Bank of America, N.A., in its capacities as Administrative Agent, Swingline Lender and L/C Issuer (each as defined in the Credit Agreement). The Second Amendment modifies the Credit Agreement to, among other things, reflect the Deerfield Financing and to, subject to certain terms and conditions, permit the prepayment of the Acquisition Notes. A copy of the Second Amendment is filed herewith as Exhibit 10.6 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation of a Registrant.

The information included in Item 1.01 above under the headings “Facility Agreement, Notes and Guaranty” and “Credit Agreement Amendment” is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 1.01 above under the heading “Facility Agreement, Notes and Guaranty” is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On October 5, 2015, the Company issued a press release announcing the Deerfield Financing. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Facility Agreement, dated as of October 2, 2015, by and among AAC Holdings, Inc., Deerfield Private Design Fund III, L.P., Deerfield Partners, L.P. and Deerfield International Master Fund, L.P.

10.2	Form of Convertible Note

10.3	Form of Acquisition Note

10.4	Guaranty, dated as of October 2, 2015, by each Guarantor in favor of Deerfield Private Design Fund III, L.P., Deerfield Partners, L.P. and Deerfield International Master Fund, L.P.

10.5	Registration Rights Agreement, dated as of October 2, 2015, by and among AAC Holdings, Inc., Deerfield Private Design Fund III, L.P., Deerfield Partners, L.P. and Deerfield International Master Fund, L.P.

10.6	Second Amendment to Credit Agreement dated as of October 2, 2015, by and among AAC Holdings, Inc., certain Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.

99.1	Press Release dated October 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: October 7, 2015

EXHIBIT INDEX

No.	Exhibit

10.1	Facility Agreement, dated as of October 2, 2015, by and among AAC Holdings, Inc., Deerfield Private Design Fund III, L.P., Deerfield Partners, L.P. and Deerfield International Master Fund, L.P.

10.2	Form of Convertible Note

10.3	Form of Acquisition Note

10.4	Guaranty, dated as of October 2, 2015, by each Guarantor in favor of Deerfield Private Design Fund III, L.P., Deerfield Partners, L.P. and Deerfield International Master Fund, L.P.

10.5	Registration Rights Agreement, dated as of October 2, 2015, by and among AAC Holdings, Inc., Deerfield Private Design Fund III, L.P., Deerfield Partners, L.P. and Deerfield International Master Fund, L.P.

10.6	Second Amendment to Credit Agreement dated as of October 2, 2015, by and among AAC Holdings, Inc., certain Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.

99.1	Press Release dated October 5, 2015